MANAGED HIGH YIELD PLUS FUND INC.                             SEMIANNUAL REPORT

                                                               January 15, 1999

Dear Fellow Shareholder:

We are pleased to present you with the first semiannual report for the Managed High Yield Plus Fund Inc. (the "Fund") for the period from commencement of operations on June 26, 1998 through November 30, 1998.

MARKET REVIEW
-------------------------------------------------------------------------------

[GRAPHIC]

    "Flight to quality" remained the dominant theme in the bond markets during the period, as investors sought the safety and liquidity of U.S. Treasury securities, especially short- to intermediate-term debt.

    Turmoil hit the global capital markets in August when Russia devalued its currency and effectively defaulted on its internal debt. The ensuing sell-off in the global equity and emerging debt markets spurred the flight to U.S. Treasurys to an even higher pitch. All sectors of the bond market suffered as risk premiums soared. Emerging market debt fared the worst, with the high-yield sector following a distant second. U.S. corporate bonds were hard hit, and corporations suffered from a market-induced credit crunch.

    The global sell-off continued to disrupt the financial markets in September. Initial public offerings of stocks and the entire high-yield debt market ground to a virtual halt. With market conditions so fragile, the Federal Reserve lowered the Fed Funds rate (the rate for overnight loans) from 5.50% to 5.25%. As measured by the CS First Boston High Yield Index (the "Index"), high-yield spreads widened from 409 basis points in June to more than 750 basis points at the end of September, the widest spread since the recession of 1991. (A basis point equals 1/100th of one percent.)

    Barely two weeks into October, the Fed again lowered the Fed Funds rate and also lowered the discount rate (the rate commercial banks pay to borrow from the Federal Reserve). The market took this action as a sign of the Fed's resolve to keep the economy growing in its effort to avoid a recession. Investors reacted positively -- the stock market rose and shorter-maturity Treasurys rallied. High-yield spreads began to recover but remained wide at November 30.

    The Fed lowered both rates again in November, and several European central banks followed suit in preparation for the January 1, 1999 debut of the euro currency. The third rate reduction in as many months gave the bond markets a boost as both psychology and liquidity improved.

PERFORMANCE
-------------------------------------------------------------------------------

[GRAPHIC]

    From commencement of operations on June 26, 1998 through November 30, 1998, the Fund (NYSE symbol: HYF) lost 9.68% based on changes in the Fund's net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates) and lost 10.35% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan).

    At November 30, 1998, the Fund's net asset value per share was $13.04, while its share price on the New York Stock Exchange was $12.94. Since commencement through November 30, 1998, the Fund paid dividends from net investment income totaling $0.49 per share.

MANAGED HIGH YIELD PLUS FUND INC.
FUND PROFILE

GOAL:
High Income; secondarily, capital appreciation

PORTFOLIO MANAGER:
Thomas J. Libassi, Mitchell Hutchins Asset Management Inc.

TOTAL NET ASSETS:
$404.9 million as of November 30, 1998

DIVIDEND PAYMENTS:
Monthly

SEMIANNUAL REPORT


MANAGED HIGH YIELD PLUS FUND, INC.

CREDIT QUALITY(1)

[PIE CHART]

B                     61.0%
BB & Higher           23.6%
Non-Rated              8.7%
Cash                   2.3%
CCC & Lower            3.8%
Equity/Preferred       0.6%


PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------

    Performance was less than satisfactory during the Fund's first fiscal period for several reasons:

    1. It was a time of extreme volatility in the financial markets, though not in the economy. Spreads, as measured by the Index, widened from 400 basis points on August 1 to 617 basis points on September 1, a 50% increase. The speed of the market decline made it extremely difficult to defend against portfolio volatility. The Fund's market price stood at $15.06 on July 1, and by September 4 had fallen to $12.25. The net asset value did not decline to the same extent, declining from $15.00 on July 1 to $13.02 on September 4.

    2. Risk premiums for lower-quality credits expanded dramatically during the period. The further down the credit spectrum you looked, the more spreads to Treasurys widened. High-yield investments fared poorly because of their greater credit risk.

    3. For the first time ever, smaller high-yield issues (less than $200 million) underperformed larger issues (greater than $500 million). This occurred across the entire credit quality spectrum. Since the Fund was 48% invested in smaller issues, it suffered in the reversal. We believe smaller issues' underperformance was due to the increasing influence of institutional investors (such as insurance companies and pension plans), who tend to buy larger issues.

    Despite these disappointments there were some positives during the period. We invested the Fund's assets at very attractive levels in early July and, as a result, the Fund was able to pay a higher than expected dividend. In addition, based on the Fund' management fees and borrowing costs we were able to construct a higher-quality portfolio than originally intended. For example, the Fund's original targeted allocation called for a 20% weighting in BB-rated credits (the top quality tier of the high-yield market). The Fund' low leverage allowed us to take advantage of the market instability to increase portfolio quality. As of November 30, 1998, the Fund had a 23.6% weighting in BB credits, yet it achieved an income level we view as more commensurate with a lower quality portfolio.

    During the fiscal period communications (18.0%)(1) was the Fund's largest sector allocation. Within the sector, the Fund focuses on "asset-rich" companies that own fiberoptic lines. Line-use fees tend to give these companies more stable revenues than the rest of the sector. Holdings included Metromedia Fiber Network Inc. (0.6%), Northeast Optic Network Inc. (1.6%), and Viatel Inc. (1.2%).(1) The Fund's second largest allocation was in the general industrial sector (11.1%). Transport non-air was the Fund's third largest sector weighting at 9.1%. The Fund's holdings consist of shipping companies, auto parts suppliers and railroads -- we think increasing trade in 1999 will result in greater shipping activity. The Fund's cable allocation (8.2%) focuses on new companies that are moving into established domestic markets to offer combinations of cable, telephone and Internet services. Positions include RCN Corp (1.1%) in the Northeast and Knology Holdings Inc. (0.7%) in the Southeast, and companies such as United International Holdings Inc. (1.1%), which offers cable service in Australia and Europe.



(1) All weights represent percentages of total portfolio assets as of November 30, 1998, unless noted otherwise. The Fund is actively managed and all holdings are subject to change.

MANAGED HIGH YIELD PLUS FUND INC.                             SEMIANNUAL REPORT


OUTLOOK
-------------------------------------------------------------------------------

    We do not expect to change the Fund's investment strategy over the next six months. We are optimistic about the high-yield market and expect it to rebound. As of this writing, according to the CS First Boston Index high-yield spreads are about 624 basis points, much wider than their historical average of 491, suggesting they may narrow again and benefit the Fund. Market prices seem to be factoring in a recession, which we do not think likely. Instead, we expect a more supportive environment for high-yield bonds -- slower economic growth, low inflation and low, stable interest rates.

    We believe institutional investors will affect the dynamics of the high-yield market until interest rates begin rising again. A-rated, 10-year corporate bonds yielded 8.5% in 1994, whereas today, BB-rated 10-year bonds yield 8.4%.(2) Institutional investors are unlikely to meet their income targets with bonds from the investment grade sector alone -- we expect they will turn increasingly to the high-yield market.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

    For a QUARTERLY REVIEW on a fund in the PaineWebber Family of Funds,(3) please contact your Investment Executive.

Sincerely,

/s/ Margo Alexander                          /s/ Thomas J. Libassi

MARGO ALEXANDER                             THOMAS J. LIBASSI
President                                   Portfolio Manager,
Mitchell Hutchins                           Managed High Yield Plus Fund Inc.
Asset Management Inc.

    This letter is intended to assist shareholders in understanding how the Fund performed from commencement on June 26, 1998 through November 30, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your Investment Executive regarding your personal investment program.




(1) All weights represent percentages of total portfolio assets of November 30, 1998, unless noted otherwise. The Fund is actively managed and all holdings are subject to change.

(2) Source: Donaldson, Lufkin & Jenrette, high-yield research, used with permission.

(3) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

MANAGED HIGH YIELD PLUS FUND INC.

TOP FIVE SECTORS(1)

Communications           18.0%
General Industrial       11.1%
Transport Non-Air         9.1%
Cable                     8.2%
Consumer Manufacturing    6.5%

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS                            NOVEMBER 30, 1998(UNAUDITED)

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------
CORPORATE BONDS--125.46%
AEROSPACE--1.52%
  $     7,000    Sabreliner Corporation**......         06/15/08                   11.000%    $   6,160,000
                                                                                              -------------
AIRLINES--2.75%
        6,000    Airplanes Pass-Through
                   Trust.......................         03/15/19                   10.875         6,345,000
        5,000    Morgan Stanley Aircraft.......         03/15/23                    8.700         4,800,000
                                                                                              -------------
                                                                                                 11,145,000
                                                                                              -------------
CABLE--10.73%
        9,000    @Entertainment Incorporated...         07/15/08                   14.500+        3,960,000
        8,000    Knology Holdings
                   Incorporated................         10/15/07                   11.875+        3,920,000
        8,000    NTL Incorporated**............         10/01/08                   11.500         8,930,000
        7,750#   Park 'N View Incorporated.....         05/15/08                   13.000         6,587,500
       10,000    RCN Corporation...............         10/15/07                   11.125+        5,750,000
        3,000    TVN Entertainment
                   Corporation**...............         08/01/08                   14.000         2,640,000
       10,000    21st Century Telecom Group
                   Incorporated................         02/15/08                   12.250+        4,200,000
        3,000    UIH Australia/Pacific
                   Incorporated................         05/15/06                   14.000+        1,620,000
       10,000    United International Holdings
                   Incorporated**..............         02/15/08                   10.750+        5,850,000
                                                                                              -------------
                                                                                                 43,457,500
                                                                                              -------------
CHEMICALS--0.87%
        3,500    American Pacific
                   Corporation.................         03/01/05                    9.250         3,535,000
                                                                                              -------------
COMMUNICATIONS-FIXED--17.32%
        5,000    Allegiance Telecom
                   Incorporated................         05/15/08                   12.875         5,000,000
        5,750    Barak ITC.....................         11/15/07                   12.500+        2,961,250
        4,000    Call-Net Enterprises
                   Incorporated................         08/15/08                    8.000         3,900,000
        5,000    COLT Telecom Group PLC........         12/15/06                   12.000+        4,200,000
        4,000    Esprit Telecom Group PLC......         06/15/08                   10.875         3,920,000
        3,500    Facilicom International
                   Incorporated................         01/15/08                   10.500         2,870,000
        5,000    Flag Limited..................         01/30/08                    8.250         5,025,000
        6,000    GST Equipment Funding
                   Incorporated................         05/01/07                   13.250         6,180,000
        6,000    Hyperion Telecommunications
                   Incorporated................         04/15/03                   13.000+        4,485,000
        3,000    Metromedia Fiber Network
                   Incorporated**..............         11/15/08                   10.000         3,120,000
        5,000    MetroNet Communications
                   Corporation.................         06/15/08                    9.950+        3,100,000
        8,500    Northeast Optic Network
                   Incorporated................         08/15/08                   12.750         8,330,000
        7,475    Pathnet Incorporated..........         04/15/08                   12.250         5,718,375
        1,250    Qwest Communications
                   International
                   Incorporated**..............         11/01/08                    7.500         1,284,375
        4,000*   Time Warner Telecom...........         07/15/08                    9.750         4,240,000
       10,000    Viatel Incorporated...........         04/15/08                   12.500+        5,775,000
                                                                                              -------------
                                                                                                 70,109,000
                                                                                              -------------
COMMUNICATIONS-MOBILE--5.63%
        6,500#   ICO Global Communications
                   Limited.....................         08/01/05                   15.000         5,070,000
        5,000    Nextel Communications
                   Incorporated................         02/15/08                    9.950+        3,100,000
       12,500    Nextel International
                   Incorporated................         04/15/08                   12.125+        5,875,000
        6,000    Orange PLC....................         08/01/08                    8.000         6,090,000
        5,000    Spectrasite Holdings
                   Incorporated**..............         07/15/08                   12.000+        2,650,000
                                                                                              -------------
                                                                                                 22,785,000
                                                                                              -------------

MANAGED HIGH YIELD PLUS FUND INC.

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

CORPORATE BONDS (CONTINUED)

CONSUMER MANUFACTURING--8.56%
  $     6,000    AAI Fostergrant
                   Incorporated**..............         07/15/06                   10.750%    $   5,160,000
        2,500    Apparel Ventures
                   Incorporated................         12/31/00                   12.250         2,275,000
        3,500    Cluett American
                   Corporation**...............         05/15/08                   10.125         3,307,500
        4,000    Commemorative Brands
                   Incorporated................         01/15/07                   11.000         3,120,000
        4,500    Decora Industries
                   Incorporated................         05/01/05                   11.000         4,050,000
        3,000    J. Crew Operating
                   Corporation.................         10/15/07                   10.375         2,700,000
        3,700    Phillips Van-Heusen
                   Corporation.................         05/01/08                    9.500         3,718,500
       10,000    Westpoint Stevens
                   Incorporated................         06/15/08                    7.875        10,312,500
                                                                                              -------------
                                                                                                 34,643,500
                                                                                              -------------
ENERGY--7.27%
        5,000    American Eco Corporation......         05/15/08                    9.625         3,250,000
        4,500    Clark Refining and Marketing
                   Incorporated**..............         08/15/08                    8.625         4,353,750
        5,000    Grant Geophysical
                   Incorporated................         02/15/08                    9.750         3,750,000
        9,000    GulfMark Offshore
                   Incorporated................         06/01/08                    8.750         8,775,000
        4,000    Northern Offshore ASA**.......         05/15/05                   10.000         2,560,000
        5,000    Tesoro Petroleum
                   Corporation.................         07/01/08                    9.000         5,012,500
        5,000    TransAmerican Energy
                   Corporation.................         06/15/02                   13.000+        1,750,000
                                                                                              -------------
                                                                                                 29,451,250
                                                                                              -------------
ENTERTAINMENT--1.59%
        2,000#   Discovery Zone
                   Incorporated**..............         05/01/02                   13.500         2,000,000
        5,500    Silver Cinemas Incorporated...         04/15/05                   10.500         4,455,000
                                                                                              -------------
                                                                                                  6,455,000
                                                                                              -------------
FINANCE--4.11%
        4,000    Nationwide Credit
                   Incorporated................         01/15/08                   10.250         3,320,000
        5,500    Olympic Financial Limited.....         03/15/07                   11.500         4,180,000
        5,000    Signet Capital Trust I........         08/15/27                    9.500         4,100,000
        5,050    Superior National Insurance
                   Group.......................         12/01/17                   10.750         5,050,000
                                                                                              -------------
                                                                                                 16,650,000
                                                                                              -------------
FOOD & BEVERAGE--3.30%
        5,750    Ameriserve Food Distribution
                   Incorporated................         07/15/07                   10.125         5,117,500
        5,000    Iowa Select Farms L. P.**.....         12/01/05                   10.750         4,250,000
        4,000    Packaged Ice Incorporated.....         02/01/05                    9.750         4,000,000
                                                                                              -------------
                                                                                                 13,367,500
                                                                                              -------------
GAMING--0.57%
        2,250    Circus Circus Enterprises
                   Incorporated................         12/01/05                    9.250         2,323,125
                                                                                              -------------
GENERAL INDUSTRIAL--13.23%
        6,000    Amtrol Incorporated...........         12/31/06                   10.625         5,730,000
        7,000    Aqua Chemical
                   Incorporated**..............         07/01/08                   11.250         6,580,000
        5,000    Coltec Industries
                   Incorporated................         04/15/08                    7.500         5,225,000
       10,000    Goss Graphic Systems
                   Incorporated................         10/15/06                   12.000         9,500,000
        5,000    Grove Holdings LLC............         05/01/09                   11.625+        2,350,000
        5,000    Indesco International
                   Incorporated................         04/15/08                    9.750         4,662,500
        5,800    Jackson Products
                   Incorporated................         04/15/05                    9.500         5,742,000
        5,000    Jordan Telecommunication
                   Products....................         08/01/07                   11.750+        3,850,000

MANAGED HIGH YIELD PLUS FUND INC.

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

CORPORATE BONDS (CONTINUED)
GENERAL INDUSTRIAL (CONCLUDED)

  $     2,225    Jordan Telecommunication
                   Products....................         08/01/07                    9.875%    $   2,225,000
        3,000    J.B. Poindexter & Company
                   Incorporated................         05/15/04                   12.500         2,850,000
        5,000    Roller Bearing Company of
                   America Incorporated........         06/15/07                    9.625         4,850,000
                                                                                              -------------
                                                                                                 53,564,500
                                                                                              -------------
HEALTHCARE--3.38%
        3,000    Fresenius Medical Care Capital
                   Trust.......................         02/01/08                    7.875         2,985,000
        3,000    InSight Health Services
                   Corporation.................         06/15/08                    9.625         2,910,000
        5,000    MEDIQ/PRN Life Support,
                   Incorporated**..............         06/01/08                   11.000         4,700,000
        3,000    Tenet Healthcare
                   Corporation**...............         12/01/08                    8.125         3,097,500
                                                                                              -------------
                                                                                                 13,692,500
                                                                                              -------------
HOTELS & LODGING--1.81%
        5,000    Raintree Resorts International
                   Incorporated................         12/01/04                   13.000         3,000,000
        5,072    Silverleaf Resorts
                   Incorporated................         04/01/08                   10.500         4,311,200
                                                                                              -------------
                                                                                                  7,311,200
                                                                                              -------------
MEDIA--2.49%
        5,000    Fox Family Worldwide
                   Incorporated................         11/01/07                    9.250         5,025,000
        2,000    Impac Group Incorporated......         03/15/08                   10.125         1,970,000
        4,000    Source Media Incorporated.....         11/01/04                   12.000         3,080,000
                                                                                              -------------
                                                                                                 10,075,000
                                                                                              -------------
METALS--3.57%
        3,000    AEI Holding Company**.........         11/15/07                   10.000         3,090,000
        6,000    Metal Management
                   Incorporated................         05/15/08                   10.000         3,480,000
        4,000    Murrin Murrin Holdings Party
                   Limited.....................         08/31/07                    9.375         3,780,000
        4,000    WCI Steel Incorporated........         12/01/04                   10.000         4,090,000
                                                                                              -------------
                                                                                                 14,440,000
                                                                                              -------------
PACKAGING--3.76%
        2,000    Ball Corporation**............         08/01/08                    8.250         2,100,000
        3,500    Bear Island LLC...............         12/01/07                   10.000         3,543,750
        1,500    Owens-Illinois Incorporated...         05/15/08                    7.350         1,507,500
        3,040    Portola Packaging
                   Incorporated................         10/01/05                   10.750         3,100,800
        5,500    Vicap S.A.....................         05/15/07                   11.375         4,950,000
                                                                                              -------------
                                                                                                 15,202,050
                                                                                              -------------
REAL ESTATE--1.76%
        6,000    American Architectural
                   Products Corporation........         12/01/07                   11.750         5,100,000
        2,000    Forest City Enterprise
                   Incorporated................         03/15/08                    8.500         2,010,000
                                                                                              -------------
                                                                                                  7,110,000
                                                                                              -------------
RESTAURANTS--1.00%
        4,500    American Restaurant Group
                   Incorporated................         02/15/03                   11.500         4,050,000
                                                                                              -------------
RETAIL--6.20%
        4,660    Advance Holding
                   Corporation**...............         04/15/09                   12.875+        2,749,400
        6,000    Big 5 Corporation.............         11/15/07                   10.875         6,180,000

MANAGED HIGH YIELD PLUS FUND INC.

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------

CORPORATE BONDS (CONCLUDED)
RETAIL (CONCLUDED)

  $     5,000    Jafra Cosmetics International
                   Incorporated**..............         05/01/08                   11.750%    $   4,550,000
       11,000#   Mrs. Field's Holding Company
                   Incorporated**..............         12/01/05                   14.000+        6,270,000
        5,500    Tuesday Morning Corporation...         12/15/07                   11.000         5,335,000
                                                                                              -------------
                                                                                                 25,084,400
                                                                                              -------------
SUPERMARKETS & DRUGSTORES--1.55%
        6,000    The Pantry Incorporated.......         10/15/07                   10.250         6,270,000
                                                                                              -------------
TECHNOLOGY--8.54%
        6,500    Ampex Corporation**++.........         03/15/03                   12.000         6,500,000
        6,000    Fairchild Semiconductor
                   Corporation.................         03/15/07                   10.125         5,880,000
        5,000    PSINet Incorporated...........         02/15/05                   10.000         5,000,000
        7,000    Samsung Electronics America
                   Incorporated**..............         05/01/03                    9.750         6,405,000
        6,680    Verio Incorporated............         04/01/05                   10.375         6,713,400
        8,000    Wam! Net Incorporated.........         03/01/05                   13.250+        4,080,000
                                                                                              -------------
                                                                                                 34,578,400
                                                                                              -------------
TRANSPORTATION NON-AIR--11.90%
        5,000    American Reefer Company
                   Limited.....................         03/01/08                   10.250         3,800,000
        4,000    Atlantic Express
                   Transportation
                   Corporation.................         02/01/04                   10.750         4,050,000
        1,500    Eletson Holdings
                   Incorporated................         11/15/03                    9.250         1,421,250
        6,500    Equimar Shipholdings
                   Limited.....................         07/01/07                    9.875         5,265,000
        6,000    HDA Parts Systems
                   Incorporated**..............         08/01/05                   12.000         5,520,000
        6,000    Millenium Seacarriers
                   Incorporated................         07/15/05                   12.000         4,950,000
        3,000    Navigator Gas Transport
                   PLC**.......................         06/30/07                   10.500         2,760,000
        4,500    Pacific & Atlantic Holdings
                   Incorporated**..............         05/30/08                   11.500         3,780,000
        5,000    Stanadyne Automotive
                   Corporation.................         12/15/07                   10.250         5,100,000
        6,250    Stena AB......................         06/15/07                    8.750         5,984,375
        7,000    TFM S.A. de C.V...............         06/15/09                   11.750+        3,832,500
        2,000    Transportacion Maritima Mexica
                   na S.A. de C.V..............         11/15/06                   10.000         1,720,000
                                                                                              -------------
                                                                                                 48,183,125
                                                                                              -------------
UTILITIES--2.05%
        5,000    Calpine Corporation...........         04/01/08                    7.875         5,025,000
        2,994    Panda Funding Corporation.....         08/20/12                   11.625         3,293,245
                                                                                              -------------
                                                                                                  8,318,245
                                                                                              -------------
Total Corporate Bonds (cost--$559,382,318).....                                                 507,961,295
                                                                                              -------------

CONVERTIBLE BONDS--2.58%
ENERGY--0.86%
        6,000    Key Energy Group
                   Incorporated................         09/15/04                    5.000         3,495,000
                                                                                              -------------
GAMING--0.62%
        2,500    Argosy Gaming Corporation.....         06/01/01                   12.000         2,515,625
                                                                                              -------------
GENERAL INDUSTRIAL--1.10%
        5,000    Corporate Express
                   Incorporated................         07/01/00                    4.500         4,450,000
                                                                                              -------------
Total Convertible Bonds (cost--$11,807,195)....                                                  10,460,625
                                                                                              -------------

MANAGED HIGH YIELD PLUS FUND INC.

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

COMMON STOCK(A)--0.50%
GENERAL INDUSTRIAL--0.22%
      156,775    Waste Systems International
                   Incorporated................   $     901,456
                                                  -------------
TECHNOLOGY--0.28%
       60,000    PSINet Incorporated...........       1,125,000
                                                  -------------
Total Common Stock (cost--$2,071,786)..........       2,026,456
                                                  -------------

PREFERRED STOCK--0.64%
COMMUNICATIONS-FIXED--0.64%
       20,000    Global Crossing Holdings
                   Limited**(a)................       2,000,000
        5,032    Viatel Incorporated...........         578,680
                                                  -------------
Total Preferred Stock (cost--$2,000,000).......       2,578,680
                                                  -------------


  NUMBER OF
  WARRANTS
-------------

WARRANTS(A)--0.15%
CABLE--0.01%
       36,000    @Entertainment Incorporated...          36,000
                                                  -------------
COMMUNICATIONS-FIXED--0.02%
        7,475    Pathnet Incorporated..........          74,750
                                                  -------------
FOOD & BEVERAGE--0.07%
        2,750    Packaged Ice Incorporated.....         275,000
                                                  -------------
HOTELS & LODGING--0.00%
        5,000    Club Regina Resorts
                   Incorporated................           5,000
                                                  -------------
TECHNOLOGY--0.05%
       24,000    Wam! Net Incorporated.........         192,000
                                                  -------------
TRANSPORTATION NON-AIR--0.00%
        6,000    Millenium Seacarriers
                   Incorporated................           3,750
                                                  -------------
Total Warrants (cost--$316,717)................         586,500
                                                  -------------

MANAGED HIGH YIELD PLUS FUND INC.

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATE         INTEREST RATE          VALUE
-------------                                     --------------------   -----------------    -------------

REPURCHASE AGREEMENT--1.54%
  $     6,240    Repurchase Agreement dated
                   11/30/98 with Deustche Bank
                   Securities Incorporated,
                   collateralized by $5,470,000
                   U.S. Treasury Notes, 7.875%
                   due 11/15/04
                   (value-$6,364,837);
                   proceeds: $6,240,901
                   (cost--$6,240,000)..........         12/01/98                    5.200%    $   6,240,000
                                                                                              -------------
Total Investments
  (cost--$581,818,016)--130.87%................                                                 529,853,556
Liabilities in excess of other
assets--(30.87)%...............................                                                (124,981,197)
                                                                                              -------------
Net Assets--100.00%............................                                               $ 404,872,359
                                                                                              -------------
                                                                                              -------------

-----------------

# Security represents a unit which is composed of the stated bond with attached warrants or common stock.

++ Illiquid securities representing 1.6% of net assets. These securities are valued at fair value as determined in good faith by a valuation committee under the direction of the Fund's board of directors.

+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

* Partial principal amount pledged as collateral for reverse repurchase agreement (with Morgan Stanley Incorporated, maturing December 2, 1998).

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                 NOVEMBER 30, 1998(UNAUDITED)

ASSETS
Investments in securities, at value
  (cost--$581,818,016)..................     $   529,853,556
Receivable for investments sold.........          13,419,273
Interest receivable.....................          12,924,725
Deferred organizational expenses........              61,626
                                           -----------------
Total assets............................         556,259,180
                                           -----------------

LIABILITIES
Loan payable............................         131,000,000
Payable for investments purchased.......          16,333,675
Payable for reverse repurchase
  agreements............................           2,652,000
Payable for interest on bank loan.......             623,427
Payable to investment adviser and
  administrator.........................             302,173
Payable to custodian....................             259,940
Accrued expenses and other
  liabilities...........................             215,606
                                           -----------------
Total liabilities.......................         151,386,821
                                           -----------------

NET ASSETS
Capital Stock--$0.001 par value;
  200,000,000 shares authorized;
  31,040,610 shares issued and
  outstanding...........................         464,794,279
Undistributed net investment income.....           4,275,153
Accumulated net realized loss from
  investment transactions...............         (12,232,613)
Net unrealized depreciation of
  investments...........................         (51,964,460)
                                           -----------------
Net assets applicable to shares
  outstanding...........................     $   404,872,359
                                           -----------------
                                           -----------------
Net asset value per share...............              $13.04
                                           -----------------
                                           -----------------

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF OPERATIONS

                                            FOR THE PERIOD
                                            JUNE 26, 1998+
                                               THROUGH
                                             NOVEMBER 30,
                                                 1998
                                             (UNAUDITED)
                                           ----------------
INVESTMENT INCOME:
Interest and dividends..................     $ 24,248,201
                                           ----------------

EXPENSES:
Interest expense, loan commitment and
  other fees............................        3,005,320
Investment advisory and
  administration........................        1,558,827
Custody and accounting..................          136,550
Legal and audit.........................           59,372
Amortization of organizational
  expenses..............................           47,038
Reports and notices to shareholders.....           35,893
Directors' fees.........................            5,250
Transfer agency and service fees........            4,440
Other expenses..........................           10,409
                                           ----------------
                                                4,863,099
                                           ----------------
Net investment income...................       19,385,102
                                           ----------------

REALIZED AND UNREALIZED LOSSES FROM
  INVESTMENT ACTIVITIES:
Net realized loss from investment
  transactions..........................      (12,232,613)
Net unrealized appreciation/depreciation
  of investments........................      (51,964,460)
                                           ----------------
NET REALIZED AND UNREALIZED LOSS FROM
  INVESTMENT ACTIVITIES.................      (64,197,073)
                                           ----------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................     $(44,811,971)
                                           ----------------
                                           ----------------

---------------

+  Commencement of operations

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE PERIOD
                                              JUNE 26, 1998+
                                                 THROUGH
                                            NOVEMBER 30, 1998
                                               (UNAUDITED)
                                           --------------------
FROM OPERATIONS:
Net investment income...................       $ 19,385,102
Net realized loss from investment
  transactions..........................        (12,232,613)
Net unrealized appreciation/depreciation
  of investments........................        (51,964,460)
                                           --------------------
Net decrease in net assets resulting
  from operations.......................        (44,811,971)
                                           --------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income...................        (15,109,949)
                                           --------------------

CAPITAL STOCK TRANSACTIONS:
Net proceeds from the sale of shares....        460,575,000
Proceeds from dividends reinvested......          4,119,259
                                           --------------------
Net increase in net assets from capital
  stock transactions....................        464,694,259
                                           --------------------
Net increase in net assets..............        404,772,339

NET ASSETS:
Beginning of period.....................            100,020
                                           --------------------
End of period (including undistributed
  net investment income of
  $4,275,153)...........................       $404,872,359
                                           --------------------
                                           --------------------

-------------

+  Commencement of operations

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF CASH FLOWS

                                                               FOR THE PERIOD
                                                               JUNE 26, 1998+
                                                                  THROUGH
                                                                NOVEMBER 30,
                                                                    1998
                                                                (UNAUDITED)
                                                               --------------
CASH FLOWS USED FOR OPERATING ACTIVITIES:
Interest received...........................................   $   7,235,758
Operating expenses paid.....................................      (1,141,686)
Interest paid...............................................      (2,381,893)
Purchase of short-term portfolio investments, net...........      (6,240,000)
Purchase of long-term portfolio investments.................    (860,016,762)
Sale of long-term portfolio investments.....................     279,208,253
                                                               --------------
Net cash used for operating activities......................    (583,336,330)
                                                               --------------

CASH FLOWS PROVIDED FROM FINANCING ACTIVITIES:
Dividends paid to shareholders..............................     (15,109,949)
Proceeds from bank loan.....................................     131,000,000
Proceeds from reverse repurchase agreements.................       2,652,000
Net proceeds from the sale of shares and dividends
  reinvested................................................     464,694,259
                                                               --------------
Net cash provided from financing activities.................     583,236,310
                                                               --------------
Net decrease in cash........................................        (100,020)
Cash at beginning of period.................................         100,020
                                                               --------------
Cash at end of period.......................................   $           0
                                                               --------------
                                                               --------------

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations........   $ (44,811,971)
                                                               --------------
Increase in investments, at value...........................    (529,853,556)
Increase in receivable for investments sold.................     (13,419,273)
Increase in interest receivable.............................     (12,924,725)
Amortization of organizational expenses.....................          47,038
Increase in payable for investments purchased...............      16,333,675
Increase in payable for interest on bank loan...............         623,427
Increase in payable to investment adviser and
  administrator.............................................         302,173
Increase in accrued expenses and other liabilities..........         366,882
                                                               --------------
                                                                (538,524,359)
                                                               --------------
Net cash used for operating activities......................   $(583,336,330)
                                                               --------------
                                                               --------------

-------------

+  Commencement of operations

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. Organizational costs have been deferred and are being amortized on the straight line method through the period ended May 31, 1999. Direct expenses of $1,071,662 relating to the public offering of the Fund's shares were paid by PaineWebber Incorporated ("PaineWebber") at the time of issuance.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, generally is used to value short term debt instruments with sixty days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

BORROWINGS

  REVERSE REPURCHASE AGREEMENTS--The Fund enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Fund's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Fund's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  The average monthly balance of reverse repurchase agreements outstanding during the period ended November 30, 1998 was $109,720,855 at a weighted average interest rate of 4.99%.

  LOAN PAYABLE--The fund has a $200 million dollar committed credit facility ("facility"). Under the terms of the facility, the fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the fund pays a liquidity fee on the unused portion of the facility. The fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the fund has pledged assets in the amount of $324,460,295 at 11/30/98 as collateral for the bank loan.

  For the period October 27, 1998 (commencement of borrowings) through November 30, 1998, the Fund borrowed a daily weighted average balance of $114,800,000 at an interest rate of 5.41%.

CONCENTRATION OF RISK

  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its Shares.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. The Advisory Contract provides Mitchell Hutchins with a fee, computed weekly and payable monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at November 30, 1998 was substantially the same as the cost of securities for financial statement purposes.

  At November 30, 1998, the components of the net unrealized depreciation of investments were as follows:

Gross depreciation (investments having an excess of cost over value)...........  $(56,083,298)
Gross appreciation (investments having an excess of value over cost)...........     4,118,838
                                                                                 ------------
Net unrealized depreciation of investments.....................................  $(51,964,460)
                                                                                 ------------
                                                                                 ------------

  For the period ended November 30, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $876,350,437 and $292,627,526, respectively.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FEDERAL TAX STATUS

  The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

CAPITAL STOCK

  There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 31,040,610 shares of common stock outstanding, 6,865 shares are owned by Mitchell Hutchins.

  Transactions in shares of common stock for the period ended November 30, 1998 were as follows:

                                                                                           SHARES       AMOUNT
                                                                                         ----------  ------------
Shares issued..........................................................................  30,705,000  $460,575,000
Dividends reinvested...................................................................     328,942     4,119,259
                                                                                         ----------  ------------
Net increase...........................................................................  31,033,942  $464,694,259
                                                                                         ----------  ------------
                                                                                         ----------  ------------

MANAGED HIGH YIELD PLUS FUND INC.

FINANCIAL HIGHLIGHTS (UNAUDITED)
Selected data for a share of capital stock outstanding throughout the period is presented below:

                                             FOR THE PERIOD
                                             JUNE 26, 1998+
                                                THROUGH
                                           NOVEMBER 30, 1998
                                           ------------------
Net asset value, beginning of period....        $  15.00
                                                --------
Net investment income...................            0.63
Net realized and unrealized loss from
 investment transactions................           (2.10)
                                                --------
Net decrease from investment
 operations.............................           (1.47)
                                                --------
Dividends from net investment income....           (0.49)
                                                --------
Net asset value, end of period..........        $  13.04
                                                --------
                                                --------
Market value, end of period.............        $  12.94
                                                --------
                                                --------
Total investment return (1).............          (10.35)%
                                                --------
                                                --------
Ratios/Supplemental Data:
Net assets, end of period (000's).......        $404,872
Expenses to average net assets**........            2.76%*
Net investment income to average net
 assets.................................           10.99%*
Portfolio turnover rate.................              54%
Asset coverage++........................        $  4,029

---------------

+  Commencement of operations

++ Per $1,000 of reverse repurchase agreements and bank loans outstanding

*  Annualized

** This ratio includes 1.70% related to interest expense for the period ended
   November 30, 1998 which represents the cost of leverage to the Fund.

(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of the period reported and a sale at market value on the last day of the period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized.

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION(UNAUDITED)

THE FUND

  Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $57 billion in assets under management as of December 31, 1998.

SHAREHOLDER INFORMATION

  The NYSE ticker symbol for the Managed High Yield Plus Fund Inc. is "HYF." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

  The Fund's board of directors amended the Fund's bylaws to require that the Fund receive notice of board nominations or proposals that any shareholder wishes to be considered at an annual or special shareholder meeting. This notice will give the Fund's management an opportunity to inform shareholders of and respond to those nominations and proposals. The amendment will be effective for meetings that occur after the Fund's 1999 annual meeting.

  The amended bylaws require that the Fund receive notice of a nomination or proposal for an annual meeting at least 120 days in advance of the anniversary of the date that the Fund's proxy statement for the previous year's annual meeting was first released to shareholders. For a special shareholder meeting, the Fund must receive notice within seven days of the date on which notice of the special meeting is first given to shareholders. In order to make a nomination or proposal to be considered at the 1999 annual meeting of shareholders, the Fund must receive notice of that nomination or proposal no later than April 1, 1999.

YEAR 2000 RISKS

  Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

  Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DISTRIBUTION POLICY

  The fund's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of

MANAGED HIGH YIELD PLUS FUND INC.

another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  The Transfer Agent will serve as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the Transfer Agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Transfer Agent will acquire Shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Transfer Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share (but in no event less than 95% of the then current market price per Share) on the date the Shares are issued. If, on the dividend payment date, the net asset value per Share is greater than the market value per Share (such condition being referred to herein as "market discount"), the Transfer Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases. The number of outstanding Shares purchased with each distribution for a particular Shareholder equals the result obtained by dividing the amount of the distribution payable to that Shareholder by the average price per Share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market.

  In the event of a market discount on the dividend payment date, the Transfer Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Transfer Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Transfer Agent may exceed the Fund's net asset value per Share, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION(UNAUDITED)(CONCLUDED)

the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the Transfer Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Transfer Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the last purchase date. The Transfer Agent will maintain all Shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those Shares purchased pursuant to the Plan.

  There will be no charge to participants for reinvesting dividends. The Transfer Agent's fees for the handling of reinvestment of dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of Shares in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends in Shares will not relieve participants of any income tax that may be payable on such dividends.

  Shareholders who participate in the Plan may receive benefits not available to Shareholders who do not participate in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash dividends they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive dividends in Shares with a net asset value greater than the value of any cash dividends they would have received on their Shares. However, there may be insufficient Shares available in the market to distribute dividends in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS
E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

PRINCIPAL OFFICERS
Margo N. Alexander
PRESIDENT

Victoria E. Schonfeld
VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Thomas J. Libassi
VICE PRESIDENT

Dennis L. McCauley
VICE PRESIDENT

INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

       PAINEWEBBER
-C-1999 PaineWebber Incorporated
       Member SIPC


MANAGED HIGH YIELD PLUS FUND INC.

SEMIANNUAL REPORT

NOVEMBER 30, 1998